Commitments and Contingencies	12 Months Ended
Mar. 31, 2014
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

13. COMMITMENTS AND CONTINGENCIES

Operating Lease

The Company leases its executive and research & development offices in Doraville, Georgia. This lease was renewed on January 1, 2012 and was extended through December 31, 2013 at a monthly rental of $6,675. The Company is currently renting its executive and research & development offices on a month to month basis.

Legal Issues

The Company, from time to time, may be a party to claims and legal proceedings generally incidental to its business. In the opinion of the management, after consultation with the Company’s legal counsel, there were no legal matters that are likely to have a material adverse effect on the Company’s financial position as of March 31, 2014 and 2013 and the results of operations or cash flows for the years ended March 31, 2014 and 2013.

In June 2014, the Company reached a tentative agreement to settle a lawsuit filed by Cardinal Logistics Management Corporation (“Cardinal”) against the Company for $25,000. Cardinal alleged that the Company did not make payment for certain installation and delivery services involving Cardinal’s vehicles. The Company disputed the allegation in full and filed an answer with affirmative defenses. As a result of the tentative settlement, for the year ended March 31, 2014, the Company recorded a loss on settlement of litigation for $25,000.